Causeway Global Value Fund

Institutional Class (CGVIX)

Investor Class (CGVVX)

SUPPLEMENT DATED AUGUST 1, 2012

TO THE SUMMARY PROSPECTUS

DATED JANUARY 31, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION

BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS AND SHOULD

BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS.

Effective as of August 1, 2012, Causeway Capital Management LLC (the “Investment Adviser”), the investment adviser of Causeway Global Value Fund (the “Global Value Fund”), and the Global Value Fund have agreed to a new management fee payable at an annual rate of 0.80% of the Global Value Fund’s average daily net assets, which is 0.05 percentage points lower than the annual rate previously in effect. As of the same date, the Investment Adviser has entered into a new expense limit agreement with the Global Value Fund providing for a reduction of 0.05 percentage points from the prior expense limit agreement reflected in Total Annual Fund Operating Expenses After Expense Reimbursement until January 31, 2014.

Accordingly, the table in the Global Value Fund’s Summary Prospectus under “Fees and Expenses – Annual Fund Operating Expenses” and the information under the “Example” are hereby superseded and replaced in their entirety with the following:

Fees and Expenses

The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees *	0.80%	0.80%
Other Expenses	2.56%	2.72%
Shareholder Service Fees	None	0.24%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund
Operating Expenses (1)*	3.37%	3.77%
Expense Reimbursement (2)	2.31%	2.47%
Total Annual Fund
Operating Expenses
After Expense Reimbursement	1.06%	1.30%

*	Restated to reflect new Management Fee effective as of August 1, 2012.
(1)	“Total Annual Fund Operating Expenses” disclosed above differ from the “Ratio of Expenses to Average Net Assets (Excluding Waivers)” in the financial highlights section of the Prospectus because the financial highlights do not include acquired fund fees and expenses.
(2)	Under the terms of an expense limit agreement, effective August 1, 2012, the Investment Adviser has agreed to reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2014 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$108	$820	$1,556	$3,502
Investor Class	$132	$924	$1,735	$3,852

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CCM-SK-015-0100